UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2021 (February 19, 2021)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	TPRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2021, Third Point Reinsurance Ltd. (the “Company”) determined that, upon closing of the merger (the “Merger”) of Yoga Merger Sub Limited (“Merger Sub”), a wholly owned subsidiary of the Company with and into Sirius International Insurance Group, Ltd. (“Sirius”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 6, 2020, by and among the Company, Sirius and Merger Sub, David Govrin, President, Third Point Reinsurance (USA) Ltd. and Head of Business Development, Third Point Reinsurance Ltd., will become Global Chief Underwriting Officer and President, Americas Reinsurance of SiriusPoint Ltd., which will be the name of the Company following the Merger. The Company determined that Nicholas J.D. Campbell, Chief Risk Officer and EVP, Underwriting, will become Global Head of Specialty and lead SiriusPoint Ltd.’s Bermuda operation effective upon closing of the Merger. In addition, Janice Weidenborner, head of human resources, will be stepping down from such position following closing of the Merger, but will continue to serve in a senior role in the Company’s legal and human resources functions. Vievette M. Henry will be joining the Company as Chief People Officer on March 1, 2021. As previously announced, Daniel V. Malloy will be stepping down as President and Chief Executive Officer of the Company; he will become President, Global Distribution and Head of Runoff upon closing of the Merger, subject to Bermuda Department of Immigration approval.
On February 22, 2021, the Company issued a press release announcing these and other leadership appointments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of February 22, 2021
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD POINT REINSURANCE LTD.

Date: February 22, 2021	/s/ Daniel V. Malloy
	Name:	Daniel V. Malloy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of February 22, 2021
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)